Exhibit 99.13
                                 -------------
                CSC Computational Materials dated March 9, 2005



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
     [OBJECT OMITTED]Countrywide(R)                                                                      Computational Materials for
     ------------------------------                                            Countrywide Asset-Backed Certificates, Series 2005-01
         SECURITIES CORPORATION
 A Countrywide Capital Markets Company
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

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                          Floating Rate Subordinate Corridor Contract Agreement Schedule and Strike Rates

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                  Notional Schedule       Cap Strike     Cap Ceiling              Notional Schedule    Cap Strike    Cap Ceiling
      Period             ($)                  (%)            (%)        Period           ($)               (%)           (%)
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
        1               505,200,000        7.45012%       8.25000%        31            505,200,000     6.67236%        9.24555%
        2               505,200,000        6.42342%       8.25000%        32            505,200,000     6.44505%        9.24578%
        3               505,200,000        6.20840%       8.25016%        33            505,200,000     6.66617%        9.24358%
        4               505,200,000        6.42544%       8.25029%        34            505,200,000     6.47619%        9.22574%
        5               505,200,000        6.21019%       8.25039%        35            505,200,000     7.54440%        9.19772%
        6               505,200,000        6.21069%       8.25048%        36            505,200,000     8.67195%        9.18849%
        7               505,200,000        6.42609%       8.25055%        37            505,200,000     8.10131%       10.19024%
        8               505,200,000        6.21077%       8.25059%        38            450,786,672     8.38806%       10.18528%
        9               505,200,000        6.42625%       8.25065%        39            400,461,746     8.11884%       10.18201%
       10               505,200,000        6.21247%       8.25067%        40            355,362,286     8.42200%       10.14831%
       11               505,200,000        6.21243%       8.25069%        41            315,843,042     8.89357%       10.08941%
       12               505,200,000        6.90524%       8.25075%        42            281,120,776     9.25000%        9.92900%
       13               505,200,000        6.21271%       8.25065%        43            250,499,183     9.25000%        9.58925%
       14               505,200,000        6.42805%       8.25065%        44            225,670,770     9.41283%       10.07344%
       15               505,200,000        6.21266%       8.25063%        45            214,300,534     9.50000%        9.85418%
       16               505,200,000        6.42963%       8.25065%        46            204,178,970     9.43052%       10.09720%
       17               505,200,000        6.21506%       8.25063%        47            195,152,382     9.50000%        9.50000%
       18               505,200,000        6.21599%       8.25064%        48            187,104,076     9.50000%        9.50000%
       19               505,200,000        6.43140%       8.25065%        49            179,920,176     9.50000%        9.90702%
       20               505,200,000        6.21576%       8.25064%        50            173,495,655     9.50000%        9.53600%
       21               505,200,000        6.43877%       8.25068%        51            167,745,694     9.50000%        9.90481%
       22               505,200,000        6.29193%       8.25084%
       23               505,200,000        6.41763%       8.25107%
       24               505,200,000        7.12712%       8.25109%
       25               505,200,000        6.40562%       9.25098%
       26               505,200,000        6.61992%       9.25100%
       27               505,200,000        6.39326%       9.25012%
       28               505,200,000        6.63469%       9.24885%
       29               505,200,000        6.45844%       9.24564%
       30               505,200,000        6.45405%       9.24559%
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Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your
Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.


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